                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                ---------------

                                   FORM 8-K/A
                                Amendment No. 2


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       February 10, 2000 (December 30, 1999)


                       PARK PLACE ENTERTAINMENT CORPORATION
                       ------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


DELAWARE                        0-14573                   88-0400631
---------                      ---------                 -------------
(State or Other             (Commission File             (IRS Employer
 Jurisdiction of                 Number)               Identification No.)
 Incorporation)



                           3930 HOWARD HUGHES PARKWAY
                            LAS VEGAS, NEVADA  89109
                           --------------------------
              (Address of Principal Executive Offices) (Zip Code)


                               (702) 699-5000
                               --------------
              (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         On December 30, 1999, the Company filed a form 8-K reporting the successful acquisition of Caesars World, Inc. and other gaming assets ("Caesars") from Starwood Hotels and Resorts Worldwide, Inc. The Company is herewith filing the required historical and pro forma financial statements for the acquired businesses.

         (a) Financial statements of businesses acquired.

             The audited financial statements of Starwood Hotels and Resorts Worldwide, Inc. Gaming Operations to be Sold to Park Place Entertainment for the two previous fiscal years, and the accountants report related thereto, and the unaudited financial statements for the nine months ended September 30, 1999 and 1998, are attached hereto as an exhibit.

         (b) Pro forma financial information.

             The required pro forma financial information relating to the Company's acquisition of Starwood Hotels and Resorts Worldwide, Inc. Gaming Operations to be Sold to Park Place Entertainment for the nine months ended September 30, 1999 and the twelve months ended December 31, 1998, is attached hereto as an exhibit.


         (c) Exhibits

         23.1  Consent of Arthur Anderson

         23.2  Consent of Ernst and Young

         99.1 Starwood Hotel & Resorts Worldwide, Inc. Gaming Operations To Be Sold To Park Place Entertainment Corporation audited financial statements as of and for the years ended December 31, 1998 and 1997, and the unaudited financial statements as of September 30, 1999, and for the nine months ended September 30, 1999 and 1998.

         99.2 Park Place Entertainment's unaudited Pro Forma Condensed Financial Statements for the Nine Months Ended September 30, 1999 and the Twelve Months Ended December 31, 1998.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


PARK PLACE ENTERTAINMENT CORPORATION
(Registrant)



Date: February 9, 2000

 /s/ Scott A. LaPorta
-------------------------------
Scott A. LaPorta
Executive Vice President and
Chief Financial Officer
(Principal Accounting Officer)